UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2025

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)
Commission File Number: 1-2198
DTE Electric Company

Michigan	38-0478650
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)
Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1221
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange

2025 Series H 6.25% Junior Subordinated Debentures due 2085	DTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 22, 2025, each of DTE Energy Company ("DTE Energy"), DTE Electric Company ("DTE Electric") and DTE Gas Company ("DTE Gas") entered into a sixth amended and restated five-year unsecured revolving credit agreement (each, a "Facility") with a syndicate of lenders and Citibank, N.A. ("Citibank"), as Administrative Agent. The Facilities amend and restate each respective borrower's prior fifth amended and restated five-year revolving credit agreement. Each Facility is unsecured and expires on October 22, 2030, with two options to request a one-year extension. Borrowings under each Facility will bear interest at the respective borrower's option of (i) the Base Rate plus the Applicable Margin, as defined in such Facility, or (ii) Adjusted Term SOFR plus the Applicable Margin.

The total lender commitments under each Facility are as follows: $1,500,000,000 for DTE Energy, $1,000,000,000 for DTE Electric, and $300,000,000 for DTE Gas. Each of the DTE Electric and DTE Gas Facilities requires the maintenance of a debt to capitalization ratio of no more than 0.65 to 1. The DTE Energy Facility requires the maintenance of a debt to capitalization ratio of no more than 0.70 to 1. In addition, each Facility contains customary covenants and events of default. The proceeds of any borrowing under each Facility may be used for general corporate purposes.

The foregoing description is qualified in its entirety by reference to the full text of the respective Facilities, the forms of which are attached as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Sixth Amended and Restated Five-Year Credit Agreement, dated as of October 22, 2025, by and among DTE Energy Company, the lenders party thereto, and Citibank, N.A., as Administrative Agent

10.2	Form of Sixth Amended and Restated Five-Year Credit Agreement, dated as of October 22, 2025, by and among DTE Electric Company, the lenders party thereto, and Citibank, N.A., as Administrative Agent

10.3	Form of Sixth Amended and Restated Five-Year Credit Agreement, dated as of October 22, 2025, by and among DTE Gas Company, the lenders party thereto, and Citibank, N.A., as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 28, 2025

DTE ENERGY COMPANY (Registrant)
/s/David Ruud David Ruud Vice Chairman and Chief Financial Officer

DTE ELECTRIC COMPANY (Registrant)
/s/David Ruud David Ruud Vice Chairman and Chief Financial Officer